Stock Appreciation Rights	12 Months Ended
Dec. 31, 2018
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Stock Appreciation Rights
30	STOCK APPRECIATION RIGHTS

The Board of Directors of the Company approved, on 5 January 2006, an award of stock appreciation rights of 4.05 million units and on 21 August 2006, another award of stock appreciation rights of 53.22 million units to eligible employees. The exercise prices of the two awards were HKD5.33 and HKD6.83, respectively, the average closing price of shares in the five trading days prior to 1 July 2005 and 1 January 2006, the dates for vesting and exercise price setting purposes of this award. The exercise prices of stock appreciation rights were the average closing price of the shares in the five trading days prior to the date of the award. Upon the exercise of stock appreciation rights, exercising recipients will receive payments in RMB, subject to any withholding tax, equal to the number of stock appreciation rights exercised times the difference between the exercise price and market price of the H shares at the time of exercise.

Stock appreciation rights have been awarded in units, with each unit representing the value of one H share. No shares of common stock will be issued under the stock appreciation rights plan. According to the Company’s plan, all stock appreciation rights will have an exercise period of five years from the date of award and will not be exercisable before the fourth anniversary of the date of award unless specific market or other conditions have been met. On 26 February 2010, the Board of Directors of the Company extended the exercise period of all stock appreciation rights, which is also subject to government policy.

All the stock appreciation rights awarded were fully vested as at 31 December 2018. As at 31 December 2018, there were 55.01 million units outstanding and exercisable (as at 31 December 2017: same). As at 31 December 2018, the amount of intrinsic value for the vested stock appreciation rights was RMB477 million (as at 31 December 2017: RMB820 million).

The fair value of the stock appreciation rights is estimated on the date of valuation at each reporting date using lattice-based option valuation models based on expected volatility from 20% to 25%, an expected dividend yield of no higher than 3% and a risk-free interest rate ranging from 1.01% to 1.84%.

The Company recognised a gain of RMB343 million in the net fair value through profit or loss in the consolidated comprehensive income representing the fair value change of the rights during the year ended 31 December 2018 (2017: fair value losses of RMB179 million, 2016: fair value gains of RMB191 million). RMB477 million and RMB13 million were included in salary and staff welfare payable included under other liabilities for the units not exercised and exercised but not paid as at 31 December 2018 (as at 31 December 2017: RMB820 million and RMB13 million), respectively. There was no unrecognised compensation cost for the stock appreciation rights as at 31 December 2018 (as at 31 December 2017: nil).